DISBURSEMENT REQUEST AND AUTHORIZATION
- --------------------------------------------------------------------------------


  PRINCIPAL    LOAN DATE   MATURITY  LOAN NO.  CALL   COLLATERAL
ACCOUNT    OFFICER  INITIATE
$5,000,000.00  04-30-1996             815-18   00012     365
7155425480   62186

- --------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the
         applicability of this document to any particular loan or
item.
- --------------------------------------------------------------------------------

BORROWER:  R.H. PHILLIPS, INC.            LENDER: U.S. BANK OF
CALIFORNIA
           26836 COUNTY ROAD 12A                  CORPORATE
BANKING TEAM
           ESPARTO, CA 95627                      980 9TH STREET,
SUITE 1100
                                                  SACRAMENTO, CA
95814

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
LOAN TYPE. This is a Variable Rate (at LENDER'S PRIME RATE. THIS
IS THE RATE OF
INTEREST WHICH LENDER FROM TIME TO TIME ESTABLISHES AS ITS PRIME
RATE AND IS
NOT, FOR EXAMPLE, THE LOWEST RATE OF INTEREST WHICH LENDER
COLLECTS FROM ANY
BORROWER OR CLASS OF BORROWERS, making an initial rate of 8.250%), Revolving
Line of Credit Loan to a Corporation for $5,000,000.00 due on demand. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

         / / Personal, Family, or Household Purposes or Personal
Investment.
         /x/ Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is:
SHORT-TERM OPERATING
AND CASH FLOW NEEDS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:



                UNDISBURSED FUNDS:
$2,778,756.11

                AMOUNT PAID ON BORROWER'S ACCOUNT:
$2,221,243.89
                $2,221,243.89 Payment on Loan #42/75 RENEWAL

- -------------
                NOTE PRINCIPAL:
$5,000,000.00


TAX IDENTIFICATION CERTIFICATION. The Tax Identification Number for R.H.
PHILLIPS, INC. is 62-0313739. I certify under penalties of perjury the above tax identification information is correct.

PERIODIC REVIEW. Lender will review the loan periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding
Borrower's financial condition and business operations that Lender requests.
This information may include, but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables;
inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in
Borrower's financial condition, Borrower will be in default. Upon default,
Lender shall have all rights specified herein.

DEMAND NOTE. BORROWER ACKNOWLEDGES AND AGREES THAT (A) THIS NOTE
IS A DEMAND
NOTE, AND LENDER IS ENTITLED TO DEMAND BORROWER'S IMMEDIATE
PAYMENT IN FULL OF
ALL AMOUNTS OWING HEREUNDER, (B) NEITHER ANYTHING TO THE CONTRARY
CONTAINED
HEREIN OR IN ANY OTHER LOAN DOCUMENTS (INCLUDING BUT NOT LIMITED
TO, PROVISIONS
RELATING TO DEFAULTS, RIGHTS OF CURE, DEFAULT RATE OF INTEREST,
INSTALLMENT
PAYMENTS, LATE CHARGES, PERIODIC REVIEW OF BORROWER'S FINANCIAL
CONDITION, AND
COVENANTS) NOR ANY ACT OF LENDER PURSUANT TO ANY SUCH PROVISIONS
SHALL LIMIT OR
IMPAIR LENDER'S RIGHT OR ABILITY TO REQUIRE BORROWER'S PAYMENT IN
FULL OF ALL
AMOUNTS OWING HEREUNDER IMMEDIATELY UPON LENDER'S DEMAND, AND (C)
UPON LENDER
MAKING ANY SUCH DEMAND, LENDER SHALL HAVE NO OBLIGATION TO MAKE
ANY ADVANCE
UNDER THIS NOTE OR UNDER THE LOAN DOCUMENTS.

PAYMENT BY AUTOMATIC DEDUCTION. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and/or interest payments on this Note from Borrower's account number 8110012690 with Lender or such other account as Borrower may designate in writing. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction.
Borrower will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this Note. If the account is a Money
Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER
REPRESENTS AND
WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE
AND CORRECT AND
THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S
FINANCIAL
CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL
STATEMENT TO LENDER.
THIS AUTHORIZATION IS DATED APRIL 30, 1996.

BORROWER:

R.H. PHILLIPS, INC.

By: /s/ JOHN BIGUIERE                      By: /s/ [signature]
    -----------------------------
- -----------------------------
    TITLE: LC-CFO                              TITLE: CFO

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------




                                 LOAN AGREEMENT




  PRINCIPAL     LOAN DATE    MATURITY   LOAN NO.   CALL
COLLATERAL     ACCOUNT    OFFICER   INITIALS
$4,444,444.44   04-03-1996               815-18    00012      065
     7155425480    62186

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.



BORROWER:  R.H. PHILLIPS, INC.             LENDER:  U.S. BANK OF
CALIFORNIA
           26636 COUNTY ROAD 12A                    Corporate
Banking Team
           ESPARTO, CA 95827                        980 9th
Street, Suite 1100
                                                    Sacramento,
CA 95814

===============================================================================

THIS LOAN AGREEMENT between R.H. PHILLIPS, INC. ("Borrower") and
U.S. BANK OF
CALIFORNIA ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the
"Loan" and collectively as the "Loans." Borrower understands and agrees that:
(a) in granting, renewing, or extending any Loan, Lender is relying upon
Borrower's representations, warranties, and agreements, as set forth in this
Agreement: (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (e) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 30, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.
All
references to dollar amounts shall mean amounts in lawful money of the United
States of America.

   Agreement. The word "Agreement" means this Loan Agreement, as this Loan
   Agreement, may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

   Account. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower
   (or to a third party grantor acceptable to Lender).

   Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

   Advance. The word "Advance" means a disbursement of Loan funds under this
   Agreement.

   Borrower. The word "Borrower" means R.H. PHILLIPS, INC. The word "Borrower"
   also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

   Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $5,000,000.00; or (b) the sum of (i) 20.000%
   of the aggregate amount of Eligible Accounts, plus (ii)
55.000% of the
   aggregate amount of Eligible Inventory.

   Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of California.

   CERCLA. The word "CERCLA" means the Comprehensive
Environmental Response,
   Compensation and Liability Act of 1980, as amended.

   Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

   Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section filed
   "COLLATERAL."

   Debt. The word "Debt" means all of Borrower's liabilities excluding
   Subordinated Debt.

   Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of
   Borrower's Accounts which contain selling terms and conditions acceptable to
   Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

        (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

        (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

        (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the
        Account Debtor may be conditional.

        (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

        (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account
        Debtor to Borrower.

        (f) Accounts which are subject to dispute, counterclaim, or setoff.

        (g) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account
        Debtor.

        (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness of financial condition of the Account
        Debtor to be unsatisfactory.

        (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

        (j) Accounts with respect to which the Account Debtor is the United
        States government or any department or agency of the United States.

        (k) DATINGS; PROGRESS BILLINGS; RETAINAGES; CASH SALES;
COD; POTENTIAL
        OFFSETS; SERVICE CHARGES; ACCOUNTS WHICH HAVE NOT BEEN
PAID IN FULL
        WITHIN 60 DAYS OF THE DUE DATE; THE ENTIRE BALANCE OF ANY
ACCOUNT OF ANY
        SINGLE ACCOUNT DEBTOR WILL BE INELIGIBLE WHENEVER THE
PORTION OF THE
        ACCOUNT PAST DUE 60 DAYS IS IN EXCESS OF 10% OF THE TOTAL
AMOUNT
        OUTSTANDING ON THE ACCOUNT; THAT PORTION OF THE ACCOUNTS
OF ANY SINGLE
        ACCOUNT DEBTOR WHICH EXCEEDS 25.000% OF ALL OF BORROWER'S
ACCOUNTS UP TO
        $250,000.00.

        Eligible Inventory. The words "Eligible Inventory" mean, at any time, all of Borrower's inventory as defined below except:

        (a) Inventory which is not owned by Borrower fees and clear of all security interests, liens, encumbrances, and claims of third parties.

        (b) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

        (c) RED AND WHITE WINES AGED OVER 60 MONTHS AND 36
MONTHS, RESPECTIVELY.

ERISA.  The word "ERISA" means the Employee Retirement Income
Security Act of
1974, as amended.

Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled
"EVENTS OF DEFAULT."

Expiration Date. The words "Expiration Date" mean the date of termination of
Lender's commitment to lend under this Agreement.

Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a
Security Interest.

Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of
Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or





30-1996                      LOAN AGREEMENT
      PAGE 5
LOAN NO. 815-18                (Continued)
================================================================================

     environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, stated or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related
Documents, or (c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS Borrower covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this
     Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of
     Borrower's accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engage,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter
S Corporation"
     (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a
     Subchapter S Corporation because of their ownership of shares of stock of
     Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to
Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any
Guarantor has with Lender, (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any
Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender, or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCESS LAWS. Without limiting the generality of any provision of this agreement requiring Borrower to comply with applicable laws, rules, and regulations,
Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, all applicable titles of the
Americans with Disabilities Act of 1990.

ADDITIONAL OPERATING PROVISIONS.
1.  BORROWER AGREES TO SUBMIT TO LENDER MONTHLY ACCOUNTS PAYABLE
AGING,
ACCOUNTS RECEIVABLE AGING AND BORROWER CERTIFICATE NO LATER THAN
20 DAYS AFTER
EACH MONTH END.
2.  BORROWER AGREES TO SUBMIT TO LENDER MONTHLY WINE INVENTORY
VALUATIONS ON A
COST BASIS AND QUARTERLY VALUATIONS ON A MARKET BASIS, INCLUDING
COPIES OF THE
THEN-CURRENT PRICES AS PUBLISHED BY SOURCES ACCEPTABLE TO LENDER.
3.  BORROWER AGREES TO SUBMIT TO LENDER AN ANNUAL STATEMENT,
PREPARED BY A WINE
EXPERT ACCEPTABLE TO LENDER, CERTIFYING THE QUALITY AND CONDITION
OF THE
INVENTORY.
4.  BORROWER AGREES TO SUBMIT TO LENDER ANY CAPITAL EXPENDITURE
PURCHASES ABOVE
$100,000.00 WHICH ARE NOT INCLUDED IN EXHIBIT "A."
5.  BORROWER AGREES TO SUBMIT TO LENDER 10-K'S AND 10-Q'S WITHIN
30 DAYS OF
FILING WITH SECURITY EXCHANGE COMMISSION.
6.  BORROWER'S MAXIMUM INVENTORY ADVANCE IN AGGREGATE SHALL BE
$4,000,000.00,
WITH A MAXIMUM ADVANCE OF $1,750,000.00 ON BOTTLED INVENTORY,
$100,000.00 ON
PRIVATE LABELS AND $200,000.00 ON SUPPLIES.
7.  IN ADDITION TO AS DEFINED ABOVE, ELIGIBLE INVENTORY SHALL
INCLUDE BULK
WINE; BOTTLES/CASES; SUPPLIES, DEFINED AS NON-WINE INVENTORY USED
IN BOTTLING.
8.  SUPPLY INVENTORY SHALL BE ADVANCED AT A 30% ADVANCE RATE.
9.  ELIGIBLE INVENTORY WILL BE REDUCED BY STORAGE ACCOUNTS
PAYABLE.
10. LOCATIONS OF ALL INVENTORY ARE: ESPARTO, CA.

ADDITIONAL EVENT OF DEFAULT. IN ADDITION TO THE EVENTS OF DEFAULT
SPECIFIED IN
THE EVENTS OF DEFAULT PARAGRAPH OF THIS AGREEMENT, THE OCCURRENCE
OF ANY EVENT
OF DEFAULT UNDER ANY AGREEMENT BETWEEN METROPOLITAN LIFE
INSURANCE AND
BORROWER, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT AND
PROMISSORY NOTE
DATED 4-30-96, SHALL BE AN EVENT OF DEFAULT HEREUNDER. UPON THE
OCCURRENCE OF
SUCH AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, EXERCISE ANY
ONE OR MORE
OF THE RIGHTS AND REMEDIES AVAILABLE UNDER THIS AGREEMENT OR
UNDER APPLICABLE
LAW.

ADDITIONAL FINANCIAL REQUIREMENTS.
1.  BORROWER AGREES TO MAINTAIN A CASH FLOW COVER AT NOT LESS
THAN 1.25:1.00
DEFINED AS NET PROFIT AFTER TAXES PLUS DEPRECIATION/AMORTIZATION
PLUS INTEREST
EXPENSE PLUS ADDITIONAL CAPITAL DIVIDEND BY CURRENT PORTION OF
LONG-TERM DEBT
PLUS DIVIDENDS/WITHDRAWALS PLUS INTEREST EXPENSE PLUS INTERNALLY
FUNDED FIXED
ASSETS, TO BE MEASURED ANNUALLY.
2.  BORROWER AGREES TO MAINTAIN A WORKING CAPITAL IN EXCESS OF
$1,800,000.00
WHICH IS TO INCLUDE THE REVOLVING LINE OF CREDIT IN THE
CALCULATIONS.
3.  BORROWER AGREES TO MAINTAIN A RATIO OF 1.30 TO 1.00 OF
CURRENT ASSETS TO
CURRENT LIABILITIES WHICH IS TO INCLUDE THE REVOLVING LINE OF
CREDIT IN THE
CALCULATIONS.
4.  BORROWER AGREES WITH LENDER THAT TANGIBLE NET WORTH MUST
INCREASE BY 50% OF
THE PREVIOUS FISCAL YEAR'S CONSOLIDATED NET INCOME PLUS 100% OF
ADDITIONAL PAID
IN CAPITAL ACQUIRED IN 1995.

RESTRICTED PAYMENTS. NOTWITHSTANDING OTHER VERBIAGE IN THIS
AGREEMENT BORROWER
AGREES TO LENDER NOT TO PAY ANY DIVIDEND, MAKE ANY DISTRIBUTIONS,
OR PURCHASE
OR OTHERWISE ACQUIRE SHARES OF ANY CLASS OF ITS CAPITAL STOCK
(ANY SUCH
DIVIDEND, DISTRIBUTION, PURCHASE OR ACQUISITIONS WILL BE REFERRED
TO AS A
"PAYMENT") TO THE EXTENT THAT THE AGGREGATE TOTAL OF ALL SUCH
PAYMENTS MADE
AFTER THE DATE HEREOF WOULD EXCEED THE SUM OF:
1.  50% (OR MINUS 100% OF ANY DEFICIT) OF NET INCOME (AS
HEREAFTER DEFINED) FOR
THE PERIOD BEGINNING WITH THE FIRST DATE HEREOF AND ENDING WITH
THE LAST FULL
QUARTER PRIOR TO THE DATE OF SUCH PROPOSED PAYMENT, COMPUTED ON A
CUMULATIVE
BASIS; PLUS
2.  THE NET CASH PROCEEDS RECEIVED AFTER THE DATE HEREOF FROM
BORROWER'S SALES
OF SHARES OF ITS CAPITAL STOCK, AS USED IN THE "RESTRICTED
PAYMENT SECTION,"
THE TERM "NET INCOME" MEANS THE NET INCOME OF BORROWER AS
DETERMINED IN
ACCORDANCE WITH GAAP.

AGRICULTURAL EXPENSE REPORT. BORROWER AGREES TO SUBMIT TO LENDER
BORROWER'S
MONTHLY AGRICULTURAL EXPENSE REPORTS WITH USE OF FUNDS.

MARGIN REQUIREMENT. NOTWITHSTANDING ANYTHING CONTAINED IN ANY
PROMISSORY NOTE
FROM BORROWER TO LENDER OR IN THIS AGREEMENT TO THE CONTRARY, THE
TOTAL OF ALL
ADVANCE FROM BORROWER'S LINE(S) OF CREDIT WITH LENDER SHALL NOT
EXCEED 80% OF
BORROWER'S BUDGETED OPERATING EXPENSES, APPROVED BY LENDER.

TOTAL ACREAGE. THE TOTAL ACREAGE BORROWER HAS COMMITTED TO
PRODUCTION FOR THE
CURRENT CROP YEAR IS 850.

CROP DESCRIPTION. THE CROPS TO BE PRODUCED DURING THE CURRENT
YEAR ARE WINE
GRAPES.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and


     (vi) If at any time Lander's IBOR Rate is unascertainable or unavailable to Lender of if IBOR Rate loans become unlawful, the option to select the IBOR
Borrowing Rate shall terminate immediately. If the IBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all IBOR Amounts
(i) on the last day of each then applicable IBOR Interest Period, if Lender may lawfully continue to maintain such loans, of (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and
(B) subject to
Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

     (vii) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on Lender's IBOR
Rate, or (ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this
Section 4(b)(vii),
Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all IBOR Amounts, together with any additional amounts payable under
Section 4(b)(vii). Subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such IBOR Amounts.

     (viii) Upon any termination of any IBOR Borrowing Rate (including but not limited to conversion to another rate) or payment of all or any portion of any
IBOR Amount on a date other than the last day of the then applicable IBOR
Interest Period, including without limitation (A) acceleration under Section 11 or (B) repayment in response to a notice under Section 4(b)(vii), Borrower shall pay to Lender on demand such amount as Lender reasonably determines (determined as though 100% of the applicable IBOR Amount had been funded in the applicable
Eurodollar market) is equivalent to all direct or indirect losses, expenses, liabilities, or reductions in yield to Lender resulting therefrom, whether incurred in connection with liquidation or reemployment of funds or otherwise.

     (ix) If Borrower chooses the IBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the applicable Eurodollar market. Lender's determination of the IBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

     (x) Notwithstanding any other term of this note, Borrower may not select the IBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

     (xi) Nothing contained in this note, including without limitation the determination of any IBOR Interest Period or Lender's quotation of any IBOR
Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5.   COMPUTATION OF INTEREST.  All interest under Section 4 and
Section 11 will
be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6.   PAYMENT SCHEDULE.

(a)  Principal.  Principal shall be paid:

     [X]  on demand.
     [ ]  on demand, or if not demand, on          .
     [ ]  on          .
     [ ]  subject to Section 7, in installments of
          [ ]            each, plus accrued interest
          [ ]            each including accrued interest
          beginning on          and on the same day of each
  thereafter
        until          when the entire Principal Balance plus
interest thereon
        shall be due and payable.
   [ ]  (Other):

(b)  Interest.

     (i)  Interest on all amounts bearing interest at the Prime
Borrowing Rate
shall be paid:

          [X] on the 15TH day of MAY and on the same day of each MONTH thereafter prior to maturity and at maturity.
          [ ]  at maturity.
          [ ] at the time each principal installment is due and at maturity.
          [ ]  (Other):

     (ii) Interest on all IBOR Borrowing Rate Amounts shall be paid:

          [X]  on the last day of the applicable IBOR Interest
Period, and if
               such IBOR Interest Period is longer than three
months, on the
               last day of each three month period occurring
during such IBOR
               Interest Period, and at maturity.
          [ ]  on the           day of          and on the same
day of each
               thereafter prior to maturity and at maturity.
          [ ]  at maturity.
          [ ] at the time each principal installment is due and at maturity.
          [ ]  (Other):

7. CHANGE IN PAYMENT AMOUNT. If the interest rate on this note is subject to change in accordance with Section 4, the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of each change in rate to an amount holder in its sole discretion deems necessary to continue amortizing the
Principal Balance at the same rate established by the installment amounts specified in Section 6(a), whether or not a "balloon" payment may also be due upon maturity of this note. Holder shall notify the undersigned of each such change in writing. Whether or not the installment amount is increased under this
Section 7, Borrower understands that, as a result of increases in the rate of interest in accordance with Section 4, the final payment due, whether or not a
"balloon" payment, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more than the installment specified in Section 6.

8. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g., February 31), such payment shall be paid on the last banking day of that month.

9.  PAYMENT BY AUTOMATIC CHARGE.

[X] Please automatically deduct the amount of all principal and interest payments from account number 8110012690. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to the note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic charge.


  Page 2 of 4


10. LENDER'S PRIME RATE. Lender's prime rate is the rate of interest which
Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When Lender's prime rate is applicable under Section 4(a) or 11(b), the interest rate hereunder shall be adjusted without notice effective on the day Lender's prime rate changes, but in no event shall the rate of interest be higher than allowed by law.

11.     DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment when due. (ii)
Borrower fails to perform or comply with any form, covenant or obligation in this note or any agreement related to this note, or in any other agreement or loan Borrower has with Lender. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv)
Any representation or statement made or furnished to Lender by Borrower or on
Borrower's behalf is false or misleading in any material respect.
(v) Borrower
becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of
Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(vii) Any of
the events described in this default section occurs with respect to any guarantor of this note or any guaranty of Borrower's indebtedness to Lender ceases to be, or is asserted not to be, in full force and effect.
(viii) Lender
in good faith deems itself insecure. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make any requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the
Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of
5% of the delinquent payment.

12. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid
Principal Balance on this note which at any time exceeds the maximum amount specified in Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in Section
1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any
Advances hereunder. Each Advance hereunder shall be made at the sole option of
Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating in defaults, rights of cure, default rate of interest, installment payments, late charges, periodic review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereunder immediately upon Lender's demand.

15.     REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undesigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 15, and any person or person otherwise authorized to execute and deliver promissory notes to Lender on behalf of
Borrower.

(b) Borrower hereby authorizes any ONE of the following individuals to request Advances and to select interest rate options: LANE
GIGUIERE, JOHN REILY
RIENEREL, ROBERT MOORE, BETH BRADY, unless Lender be otherwise instructed in writing.

(c)     All Advances made pursuant to this Section 15 shall be
disbursed by
deposit directly to Borrower's account number    at the    branch
of Lender,
or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to Section 15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest theron and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, pagings of receivables and payable, inventory schedules, budgets and forecasts.
If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's Financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any said persons shall be complete notification of all. Notice may be given either before or reasonably soon after the effective date of the change.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced,
Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentiment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion;
(a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

20. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned
Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holders rights and remedies under this note shall be cumulative.

21.     ARBITRATION.

(a) Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this note or any transaction of which this note is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitraiton
Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration,is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair Lender's ability to realize on any collateral securing the Loan.



 Page 3 of 4




                            ALTERNATIVE RATE OPTIONS
                                PROMISSORY NOTE
                               (PRIME RATE, IBOR)

$5,000,000.00                                              Date:
APRIL 30, 1996

R.H. PHILLIPS, INC. ("Borrower")

U.S. BANK OF CALIFORNIA ("Lender")

1. TYPE OF CREDIT. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower
("Advances") under a:

   / / single disbursement loan. Amounts loaned to Borrower hereunder will be disbursed in a single Advance in the amount shown in
Section 2.

   /x/ revolving line of credit. No Advances shall be made which create a maximum amount outstanding at any one time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

   / / non-revolving line of credit. Each Advance made from time to time hereunder shall reduce the maximum amount available shown in Section 2.
       Advances loaned hereunder which are repaid may not be reborrowed.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at one time shall not exceed
$5,000,000.00.

3. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at 980 9TH STREET, SUITE 1100, SACRAMENTO, CA 95814, the
Principal
Balance of this note, with interest thereon at the rate(s) specified in Sections
4 and 11 below.

4. INTEREST RATE. The Interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once
Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall constitute Borrower's irrevocable request for an Advance hereunder at the rate option specified in such notice.
The rate options are the Prime Borrowing Rate and the IBOR Borrowing Rate, each as defined herein.

(a)     THE PRIME BORROWING RATE.

        (i) The Prime Borrowing Rate is a par annum rate equal to Lender's prime rate plus 0.000.% per annum.

        (ii)    Whenever Borrower desires to use the Prime
Borrowing Rate
option, Borrower shall give Lender notice orally or in writing in accordance with Section 15 of this note, which notice shall specify the requested disbursement date and principal amount of the Advance, and that Borrower has chosen the Prime Borrowing Rate option.

        (iii)   Prepayments of all or any part of the Principal
Balance bearing
interest at the Prime Borrowing Rate may be made at any time without penalty.
Upon prepayment of any such principal amount, Borrower also must pay all accrued interest thereon to the date of prepayment.

        (iv) Subject to Section 11 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the IBOR Borrowing Rate is in effect.

(b)     THE IBOR BORROWING RATE.

        (i) The following terms shall have the following meanings;

                "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Portland, Oregon or New York
City are
authorized or required by law to close.

                "IBOR Amount" means each principal amount for which Borrower chooses to have the IBOR Borrowing Rate apply for any specified
IBOR Interest
Period.

                "IBOR Interest Period" means as to any IBOR
Amount, a period of
ONE, TWO OR THREE months commencing on the date the IBOR
Borrowing Rate becomes
applicable thereto; provided, however, that (A) no IBOR Interest
Period shall be
selected which would extend beyond          ; (B) no IBOR
Interest Period shall
extend beyond the date of any principal payment required under
Section 6 of
this note, unless the sum of the principal amounts bearing interest at the
Prime Borrowing Rate, plus IBOR Amounts with IBOR Interest Periods ending on or before the schedule date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment; (C) any IBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such IBOR Interest Period into another calendar month, in which event the IBOR
Interest Period shall end on the immediately preceding Business
Day; and (D) any
IBOR Interest Period that begins on the last Business Day of a calendar month
(or on a day for which there is no numerically corresponding day in the calendar month at the end of such IBOR Interest Period) shall end on the last
Business Day of a calendar month.

        (ii) the IBOR Borrowing Rate is Lender's IBOR Rate plus 2.000% per annum. Lender's IBOR Rate for any IBOR Interest Period is the rate per annum
(computed on the basis of a 360-day year and the actual number of days elapsed) equal to the arithmetic average (rounded upward to the nearest 1/16 of 1%) of the rates per annum determined by Lender as of the times specified in Section
4(b)(iii) on the date two (2) Business Days prior to the first day of such IBOR
Interest Period as the rates offered to Lender by three Eurodollar money market dealers in such Eurodollar market as may be selected by Lender for U.S.
dollar deposits to be delivered on the first day of such IBOR Interest Period for the number of months therein; provided, however, that Lender's IBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such IBOR Interest
Period as specified in Regulation D of the Board of Governors of the Federal
Reserve System or any successor regulation.

        (iii) Borrower may obtain IBOR Borrowing Rate quotes from Lender between 6:00 a.m. and 12:00 noon (Portland, Oregon time) on any Business Day.
Any IBOR Borrowing Rate quoted (A) before 10:00 a.m., shall be based on
Lender's IBOR Rate determined as of approximately 8:00 a.m. on such day, and
Borrower may request in Advance at such rate only by giving Lender notice in accordance with Section 4(b)(iv) before 10:00 a.m. on such day; and (B) between
10:00 a.m. and 12:00 noon shall be based on Lender's IBOR Rate determined as of approximately 10:00 a.m. on such day, and Borrower may request an Advance at such rate only by giving Lender notice in accordance with Section 4(b)(iv) not later than 12:00 noon on such day.

        (iv) Whenever Borrower desires to use the IBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 12:00 noon
(Portland, Oregon time) two (2) Business Days in advance of the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 15 of this note, and shall specify the requested effective date of the rate, IBOR Interest Period and IBOR Amount, and whether
Borrower is requesting a new Advance at the IBOR Borrowing Rate under a line of credit, conversion of any portion of the Principal Balance bearing interest at the Prime Borrowing Rate to an IBOR Amount, or a new IBOR Interest Period for an outstanding IBOR Amount. Notwithstanding any other term of this note,
Borrower may elect the IBOR Borrowing Rate in the minimum principal amount of
$500,000.00 and in integral multiples of $100,000.00; provided, however, that no more than TEN separate IBOR Interest Periods may be in effect at any one time.

        (v) Borrower may not prepay all or any part of any IBOR Amount(s).


Pae 1 of 4




        (vi)    If at any time Lender's IBOR Rate is
unascertainable or
unavailable to Lender of if IBOR Rate loans become unlawful, the option to select the IBOR Borrowing Rate shall terminate immediately. If the IBOR
Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all IBOR Amounts (i) on the last day of each then applicable IBOR
Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and (B) subject to Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

        (vii) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on
Lender's IBOR Rate, or (ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If
Lender demands compensation under this Section 4(b)(vii), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all IBOR
Amounts, together with any additional amounts payable under
Section 4(b)(viii).
Subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such IBOR Amounts.

        (viii) Upon any termination of any IBOR Borrowing Rate (including but not limited to conversion to another rate) or payment of all or any portion of any IBOR Amount on a date other than the last day of the then applicable IBOR
Interest Period, including without limitation (A) acceleration under Section 11 or (B) repayment in response to a notice under Section 4(b)(vii), Borrower shall pay to Lender on demand such amount as Lender reasonably determines
(determined as though 100% of the applicable IBOR Amount had been funded in the applicable Eurodollar market) is equivalent to all direct or indirect losses, expenses, liabilities, or reductions in yield to Lender resulting therefrom, whether incurred in connection with liquidation or reemployment of funds or otherwise.

        (ix) If Borrower chooses the IBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the applicable Eurodollar market. Lender's determination of the IBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

        (x) Notwithstanding any other term of this note, Borrower may not select the IBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

        (xi) Nothing contained in this note, including without limitation the determination of any IBOR Interest Period or Lender's quotation of any IBOR
Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5.      COMPUTATION OF INTEREST. All interest under Section 4 and
Section 11
will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6.      PAYMENT SCHEDULE.

(a)     Principal.  Principal shall be paid:

        /X/     on demand.
        / /     on demand, or if no demand, on
        / /     on
        / /     subject to Section 7, in installments of
                / /     each, plus accrued interest
                / /     each including accrued interest
                beginning on            and on the same day of
each
                thereafter until           when the entire
Principal Balance
                plus interest thereon shall be due and payable.
        / /     (Other):

(b)     Interest.

        (i) Interest on all amounts bearing interest at the Prime Borrowing
                Rate shall be paid:

                /X/     on the 15TH day of MAY and on the same
day of each MONTH
                        thereafter prior to maturity and at
maturity.
                / /     at maturity.
                / /     at the time each principal installment is
due and at
                        maturity.
                / /     (Other):

        (ii) Interest on all IBOR Borrowing Rate Amounts shall be paid:

                /X/     on the last day of the applicable IBOR
Interest Period,
                        and if such IBOR Interest Period is
longer than three
                        months, on the last day of each three
month period
                        occurring during such IBOR Interest
Period, and at
                        maturity.
                / /     on the        day of       and on the
same day of each
                        thereafter prior to maturity and at
maturity.
                / /     at maturity.
                / /     at the time each principal installment is
due and at
                        maturity.
                / /     (Other):

7.      CHANGE IN PAYMENT AMOUNT.  If the interest rate on this
note is subject
to change in accordance with Section 4, the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of each change in rate to an amount holder in its sole discretion deems necessary to continue amortizing the
Principal Balance at the same rate established by the installment amounts specified in Section 8(a), whether or not a "balloon" payment may also be due upon maturity of this note. Holder shall notify the undersigned of each such change in writing. Whether or not the installment amount is increased under this Section 7, Borrower understands that, as a result of increases in the rate of interest in accordance with Section 4, the final payment due, whether or not a "balloon" payment, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more than the installment specified in Section 8.

8. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g. February 31), such payment shall be paid on the last banking day of that month.

9.      PAYMENT BY AUTOMATIC CHARGE.

/X/     Please automatically deduct the amount of all principal
and interest
payments from account number 8110012690. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic charge.



Page 2 of 4




10. LENDER'S PRIME RATE. Lender's prime rate is the rate of interest of which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When Lender's prime rate is applicable under
Section 4(a) or
11(b), the interest rate hereunder shall be adjusted without notice effective on the day Lender's prime rate changes, but in no event shall the rate of interest be higher than allowed by law.

11.     DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default; (i) Borrower fails to make any payment when due. (ii)
Borrower fails to perform or comply with any term, covenant or obligation in this note or any agreement related to this note, or in any other agreement of loan Borrower has with Lender. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv)
Any representation or statement made or furnished to Lender by Borrower or on
Borrower's behalf is false or misleading in any material respect.
(v) Borrower
becomes insolvent, a receiver is appointed for any part of Borrower's property,
Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (vii) Any of the events described in this default section occurs with respect to any guarantor of this note or any guaranty of Borrower's indebtedness to Lender ceases to be, or is asserted not to be, in full force and effect. (viii) Lender in good faith deems itself insecure. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make any requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the
Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of
5% of the delinquent payment.

12. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and
Interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid
Principal Balance on this note which at any time exceeds the maximum amount specified in Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in Section 1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any
Advances hereunder. Each Advance hereunder shall be made at the sole option of
Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating to defaults, rights of cure, default rate of interest, installment payments, late charges, period review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereunder immediately upon Lender's demand.

15.     REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 15, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of
Borrower.

(b) Borrower hereby authorizes any ONE of the following individuals to request Advances and to select interest rate options:
LANE GIGUIERE, VICTORIA GIGUIERE, ROBERT MOORE, BETH BRADY, unless Lender is otherwise instructed in writing.

(c)     All Advances made pursuant to this Section 15 shall be
disbursed by
deposit directly to Borrower's account number              at the
       branch
of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to Section 15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests. Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payable, inventory schedules, budgets and forecasts.

If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any said persons shall be complete notification of all. Notice may be given either before or reasonably soon after the effective date of the change.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced,
Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same. Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder.
Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of
Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

20. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned
Borrowers are joint and several are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

21.     ARBITRATION.

(a) Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this note or any transaction of which this note is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration
Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, of if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair Lender's ability to realize on any collateral securing the
Loan.


Page 3 of 4



(b) If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All arbitrators will be active California State Bar members in good standing. All arbitration hearings will be held in Sacramento, California. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

(c) If either party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.

22.     GOVERNING LAW.

This note shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflicts of law principles; provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A
COMPLETED COPY OF
THIS DOCUMENT.

R.H. PHILLIPS, INC.
Borrower Name (Corporation, Partnership or other Entity)

/s/ John Giguiere
- ---------------------------------
- -------------------------------------
By                                      Signature of Individual
Borrower
Title   CO - CEO
     -----------------
/s/ R.D. Moore
- ---------------------------------
- -------------------------------------
By                                      Signature of Individual
Borrower
Title   CEO

- ---------------------------------
- -------------------------------------
By                                      Signature of Individual
Borrower
Title

- ---------------------------------
- -------------------------------------
By                                      Signature of Individual
Borrower
Title

- -----------------------------------------------------------------------------

For valuable consideration, Lender agrees to the terms of the arbitration provision set forth in this note.

                                        Lender Name, U.S. Bank of
California


                                        By:  Loren T. Havens

- ---------------------------------

                                        Title:  Vice President

- ------------------------------

                                        Date:   5/13/96

- -----------------------------






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